Non-Current Assets and Disposal Groups Held for Sale	12 Months Ended
Dec. 31, 2020
Components of Other Non-Current Assets and Disposal Groups Held for Sale [Abstract]
Disclosure of non-current assets or disposal groups classified as held for sale [text block]

01 – Non-Current Assets and Disposal Groups Held for Sale

Within the balance sheet, non-current assets and disposal groups held for sale are included in other assets and other liabilities.

in € m.	Dec 31, 2020	Dec 31, 2019
Financial assets at fair value through profit or loss	6,086	4,951
Property and equipment	11	15
Other assets	0	10
Total assets classified as held for sale	6,097	4,976

Financial liabilities at fair value through profit or loss	2,000	2,671
Other liabilities	7,850	6,978
Total liabilities classified as held for sale	9,850	9,650

As of December 31, 2020 and December 31, 2019, no unrealized gains (losses) relating to non-current assets classified as held for sale were recognized directly in accumulated other comprehensive income (loss) (net of tax).

Sale of Postbank Systems AG to Tata Consultancy Services

On November 9, 2020, Deutsche Bank and Tata Consultancy Services (TCS) announced that they had reached an agreement concerning the sale of Postbank Systems AG, including its around 1,500 employees, to TCS. Following the fulfillment of all closing conditions achieved in the fourth quarter 2020, including the receipt of required regulatory and governmental approvals, TCS, through its subsidiary Tata Consultancy Services Netherlands B.V., acquired 100 % of the shares of Postbank Systems AG. Accordingly, Postbank Systems AG was deconsolidated at year-end 2020.

The sale represents an important step forward for Deutsche Bank’s announced strategic transformation and is consistent with previously-communicated financial plans, resulting in the acceleration of expected transformation charges. Following the announcement and prior to its deconsolidation, Postbank Systems AG was classified as a disposal group held-for-sale. Along with the reclassification of the assets and liabilities in the disposal group to the other assets and other liabilities, the Group recognized a negative pre-tax impact of € (120) million which was recorded in the fourth quarter 2020 within other revenues (€ (104) million) and non-interest expenses (€ (16) million).

Transfer of Global Prime Finance and Electronic Equities platform to BNP Paribas S.A.

As part of the Group’s strategic transformation and restructuring plans announced on July 7, 2019, the Management Board of Deutsche Bank had also announced the exit of the Equities Sales & Trading business. In this context, Deutsche Bank had entered into an agreement with BNP Paribas S.A. (“BNP Paribas”) to provide continuity of service to its prime finance and electronic equities clients, with a view to transferring technology and staff to BNP Paribas and to continue to operate the platform until clients are migrated to BNP Paribas, with revenues transferred to BNP Paribas and certain costs to be refunded to Deutsche Bank.

On November 14, 2019, BNP Paribas and Deutsche Bank announced that the agreement to refer clients and to transfer technology and key staff from the respective businesses to BNP Paribas had received the necessary approvals and was therefore considered unconditional. The revenue transfer and cost reimbursement arrangement commenced on December 1, 2019. Accordingly, in the fourth quarter 2019, the assets (€ 5.0 billion) and liabilities (€ 9.6 billion) forming the transaction perimeter were classified as assets and liabilities held for sale of the Capital Release Unit (CRU). The assets and liabilities included in the disposal group are predominantly financial instruments which will either be novated to BNP Paribas, or the balances will be closed out between Deutsche Bank and the counterparties and simultaneously the clients would enter into the equivalent transactions with BNP Paribas. The measurement of the financial instruments is not impacted by their held for sale classification.

As of December 31, 2020, the disposal group held-for-sale continues to comprise of assets and liabilities in the aforementioned composition, amounting to € 6.1 billion and € 9.9 billion, respectively. It is expected that the transaction will unwind by end of 2021 with client transactions, IT hardware and software and employees transferred over the period.

Disposals in 2019

Division	Disposal	Financial impact[1]	Date of the disposal
Capital Release Unit

On June 9, 2019 and as planned, Deutsche Bank completed the sale of its Private & Commercial Bank (“PCB”) business in Portugal to ABANCA Corporación Bancaria S.A. (“ABANCA”). The unit was previously classified as a disposal group held for sale in the first quarter 2018. Upon closing, the Group transferred assets under management of approximately € 3 billion, deposits of € 1 billion, and loans of € 3 billion as well as approximately 330 FTE to ABANCA.

		None.	Second quarter 2019.

[1]Impairment losses and reversals of impairment losses are included in Other income.